ESCO, INC. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ESCO, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William T. Foley, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ William T. Foley
--------------------
William T. Foley
President and Chief Financial Officer

November 14, 2006

A signed original of this written statement required by Section 906 has been provided to ESCO, Inc. and will be retained by ESCO, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.